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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): February 26, 2004

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 California                           001-9936                              95-4137452
     (State or principal jurisdiction of          (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Items 1 through 4, 6, and 8 through 12 are not included because they are inapplicable.

Item 5.  Other Events

On February 26, 2004, the Board of Directors of Edison International, acting through its Executive Committee, approved an Amendment (Amendment) to the Rights Agreement dated November 21, 1996, as amended on September 16,
1999, between Edison International and Wells Fargo Bank, N.A.  The Amendment modifies the Rights
Agreement to provide that the Board of Directors shall not trigger the Rights Agreement to make the rights exercisable without prior approval by Edison International's shareholders.

The Amendment and a related press release issued by Edison International are attached as Exhibits 4.10.1 and
99.1, respectively, and are incorporated herein by reference.  The above description of the Amendment and its effect does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.10.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

                  4.10.1   Amendment to Rights Agreement, dated as of February 26, 2004, between Edison
                           International and Wells Fargo Bank, N.A.

                  99.1     Press release about Amendment to Rights Agreement.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       EDISON INTERNATIONAL
                                                                            (Registrant)

                                                                     /S/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

Date:  March 1, 2004